UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2004

SPESCOM SOFTWARE INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-15935 (Commission file number)	95-3634089 (I.R.S. Employer Identification Number)

10052 Mesa Ridge Court, Suite 100 San Diego, California (Address of principal executive offices)	92121 (Zip Code)

Registrant’s telephone number, including area code:    (858) 625-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Private Placement

                On November 5, 2004, Spescom Software Inc. (the “Company”) completed a private placement with Monarch Pointe Fund, Ltd. (“Monarch”) and Mercator Advisory Group, LLC (“Mercator”).  Under the terms of the financing, the Company issued 2,200 shares of Series G Convertible Preferred Stock, and warrants, expiring November 5, 2007, to purchase 2,750,000 shares of common stock at $0.44 per share.  The preferred stock is convertible into up to 7,333,334 shares of common stock.

                The aggregate purchase price of the preferred stock and warrants issued in the financing is $2,200,000, of which $1,650,000 was paid by the investors on November 5, 2004 and an additional $550,000 is payable to the Company within two days after the Company files a registration statement with the Securities and Exchange Commission for the resale of the common stock into which the preferred stock is convertible, as well as the 2,750,000 shares issuable under the warrants.  The Company has agreed to use commercially reasonable efforts to file the registration statement by December 5, 2004.

                In connection with the transaction, Cappello Capital, an investment consulting, firm received a fee of $176,000 and will also receive a warrant to purchase a number of shares equal to 10% of the shares into which the securities issued in the transaction are convertible, at a price equal to the price paid by the purchasers.  In addition, Cappello has been granted piggyback registration rights entitling it to have any shares issuable to it by the Company included in any registration statement filed by the Company.

                On November 11, 2004, the Company issued a press release regarding the equity financing transaction.  The full text of the Company’s press release is attached hereto as Exhibit 99.1.

Issuance of Warrants to Trilogy Capital Partners

                On November 4, 2004, the Company issued Trilogy Capital Partners, Inc. (“Trilogy”) warrants to purchase 1,000,000 shares of its common stock at $0.40 per share, expiring November 3, 2007.  The warrants vest and become exercisable as follows:  (i) 500,000 warrants vest on the date that the average of the last sale price of the Company’s stock on the OTC Bulletin Board for the ten trading days immediately preceding such date (the “Market Price”) exceeds $0.60 per share, (ii) 250,000 warrants vest on the date that the Market Price exceeds $0.70 per share, and (iii) the remaining 250,000 warrants vest and become exercisable on the date that the Market Price exceeds $0.80 per share.  In addition, Trilogy has been granted piggyback registration rights entitling it to have any shares issuable to it by the Company included in any registration statement filed by the Company.  The warrants were issued pursuant to a six-month Letter of Engagement with Trilogy, pursuant to which the Company engaged Trilogy to develop and implement a marketing program to create extensive financial market and investor awareness for Spescom to drive long-term shareholder support.

Item 3.02.  Unregistered Sales of Equity Securities.

Mercator and Monarch

                The private placement with Monarch and Mercator was conducted without registration under the Securities Act of 1933, as amended, in reliance upon the exemptions provided by Securities Act Rules

505 and 506, and Section 4(2) of such Act.  See Item 1.01 above for further information regarding the terms of the private placement.

                Monarch may convert its Series G Preferred shares into common stock at the conversion rate in effect at the time of conversion.  The conversion price per share for the Series G Convertible Preferred Stock issued to Monarch is equal to 85% of the market price (the volume weighted average price of the Company’s common stock during the 5 immediately preceding trading days, subject to adjustment), provided that in no event shall the conversion price exceed a ceiling price of $0.40 per share (the “Ceiling Price”), or be less than a floor price which varies with the aggregate gross revenues of the Company during the last four fiscal quarters for which revenues have been reported by the Company prior such time, but which will not be lower than $0.30 per share and not higher than $0.40 per share.  The conversion price is subject to adjustment in the case of any stock split, combination, capital reorganization, reclassification, consolidation or merger, and certain dividends.  Subject to certain exceptions, the conversion price is also subject to weighted average anti-dilution adjustment in the case of an issuance of shares of common stock or securities exercisable for or convertible into common stock, at a per share price, exercise price or conversion price less than the conversion price then in effect.

                The warrants have a term of exercise beginning on November 5, 2004, and expiring November 5, 2007.  The number of shares issuable upon exercise and the per share exercise price of the warrants are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification, consolidation or merger.

Trilogy

                The issuance of warrants to Trilogy was conducted without registration under the Securities Act of 1933, as amended, in reliance upon the exemptions provided by Securities Act Rules 505 and 506, and Section 4(2) of such Act.  See Item 1.01 above for further information regarding the terms of the warrants issued to Trilogy.

                The number of shares issuable upon exercise and the per share exercise price of the warrants are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification, consolidation or merger.  The warrants are exercisable on the vesting schedule set forth under Item 1.01 above, by delivering the warrant certificates to the Company, together with a completed  election to purchase and the full payment of the exercise price or by means of a “net  exercise” feature under which the Company does not receive any cash, but rather, the number of shares  issued upon  exercise is net of the number of shares withheld by Adept in lieu of payment of the exercise price.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                In connection with the transaction described in Items 1.01 and 3.02 above, on November 5, 2004 the Company filed a Certificate of Determination of Series G Convertible Preferred Stock with the Secretary of State of the State of California, establishing the rights, preferences, privileges and restrictions of the Company’s Series G Convertible Preferred Stock.

                The Certificate of Determination of Series G Convertible Preferred Stock in the form submitted for filing is attached hereto as Exhibit 3.1.

Item 9.01.  Financial Statements and Exhibits.

(c)           Exhibits

Exhibit	Description

3.1	Certificate of Determination of Series G Convertible Preferred Stock
10.1	Subscription Agreement
10.2	Registration Rights Agreement
10.3	Warrant to Purchase Common Stock — Mercator Advisory Group, LLC
10.4	Warrant to Purchase Common Stock — Monarch Pointe Fund, Ltd.
10.5	Warrants to Purchase Common Stock — Trilogy Capital Partners, Inc.
99.1	Press release issued by Spescom Software Inc. on November 11, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2004

SPESCOM SOFTWARE INC.

By:	/s/ John W. Low
John W. Low
Chief Financial Officer